CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                             Multi-Strategy Series M
                             Multi-Strategy Series G

                        731 Lexington Avenue, 25th Floor
                            New York, New York 10022
                                 (212) 816-4999

                       SUPPLEMENT DATED FEBRUARY 28, 2006
                   TO OFFERING MEMORANDUM DATED AUGUST 1, 2005


         Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Company") is pleased to advise that the Company's Board of Directors has approved calling a Special Shareholders' Meeting scheduled for May 2006, at which the shareholders of the Company will be asked to approve a combination of Multi-Strategy Series M with Multi-Strategy Series G, together with certain related matters, and to elect Directors. This supplement is being provided to apprise you of this proposed combination and that, in light of the expected changes to Multi-Strategy Series M, Multi-Strategy Series M is no longer accepting new shareholders. These matters are important. Please read the supplement carefully.

         Proposed Combination of Multi-Strategy Series M with Multi-Strategy Series G

         The Board of Directors has determined that it is in the best interests of the shareholders of both Series of the Company (i.e., each of Multi-Strategy Series M and Multi-Strategy Series G) to combine into a single investment pool having the same investment objectives and policies as those of Multi-Strategy Series G. Such a combination will, however, require shareholder approval, which will be sought at the upcoming Special Shareholders' Meeting.

         The Board of Directors believes the proposed combination will benefit Multi-Strategy Series M shareholders because management has advised that Multi-Strategy Series M's high expenses relative to its present asset levels make its continued operation as a separate Series of the Company potentially impracticable. Combining Multi-Strategy Series M with Multi-Strategy Series G therefore provides the opportunity for Multi-Strategy Series M shareholders to continue to obtain exposure, in a tax efficient manner, to a similar investment program offered by the same institution and management team.

         The Board of Directors also considered the fact that from the point of view of both Multi-Strategy Series M and Multi-Strategy Series G shareholders, the increased asset base that will result from their combination should improve investment flexibility and may result in reduced per-share expense levels.

         Technical tax compliance reasons prevent immediate completion of the combination, but the combination is expected to be completed by December 31, 2006 (the "Combination Date"). It also is expected, subject to various requirements, that the combination will not be a taxable event for U.S. federal income tax purposes for either Series or for any of their shareholders.


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         Proposed Changes Related to Return and Volatility Targets

          The Board of Directors recommends modifying the targeted annualized net return to shareholders of Multi-Strategy Series G to a range of 8% to 12% over any three- to five-year investment horizon. Changing the return target will require shareholder approval, which will be sought at the upcoming Special Shareholders' Meeting. (No change is recommended to the Series G volatility target.)

         For the period following the Special Shareholders' Meeting and before the Combination Date, the Board of Directors also recommends modifying Multi-Strategy Series M's return and volatility targets to match the corresponding targets of Multi-Strategy Series G, meaning Series G's new, proposed annualized net return target and its existing volatility target. This will allow the two pools to be operated subject to a single set of portfolio requirements for the remainder of the year and will require shareholder approval, which will be sought at the upcoming Special Shareholders' Meeting.

         The Board of Directors also recommends confirming that the return and volatility targets for each of Multi-Strategy Series M and Multi-Strategy Series G are "non-fundamental policies" of the Company, which will permit the Board to change those targets from time to time in the future without the delays and expense of seeking a shareholder vote at that time. Any such change will, however, be made with prior notice to shareholders. Confirming the targets as a "non-fundamental policy" of the Company in this manner requires shareholder approval, which will be sought at the upcoming Special Shareholders' Meeting.

         Election of Directors

         The Board of Directors has selected and recommends appointing a new Independent Director. Rules under the Investment Company Act of 1940, however, specify the percentage of the Board whose members must have been elected by shareholders. The operation of those rules require that, to effect the appointment of the new Independent Director, each member of the Board of Directors, including the new Independent Director nominee, be submitted for consideration by shareholders. Biographical and other details regarding the members of the Board of Directors and of the Independent Director nominee will be included in the materials for the Special Shareholders' Meeting.

         Shareholder Approvals to Be Requested

         In summary, the following shareholder approvals will be sought at the upcoming Special Shareholders' Meeting:

               o Both Multi-Strategy Series M shareholders and Multi-Strategy Series G shareholders will be asked to approve the combination and will vote separately on that proposal.

               o Both Multi-Strategy Series M shareholders and Multi-Strategy Series G shareholders will be asked to confirm their particular Series' return and volatility targets as "non-fundamental policies" and will vote separately on that proposal.


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               o    Multi-Strategy Series G shareholders will be asked to
                    approve the change in the return targets to which Series G is subject. Only Multi-Strategy Series G shareholders will vote on that proposal.

               o Multi-Strategy Series M shareholders will be asked to approve the change in the return and volatility targets to which Multi-Strategy Series M is subject to match those of Multi-Strategy Series G. Only Multi-Strategy Series M shareholders will vote on that proposal.

               o Both Multi-Strategy Series M shareholders and Multi-Strategy Series G shareholders will be asked to vote in favor of electing to the Company's Board of Directors each current member of the Board and the new Independent Director nominee. The shareholders of both Series will vote together on that proposal.

         A Proxy Statement setting forth these issues for your consideration and including a Plan of Reorganization detailing the mechanics of the proposed combination will be circulated to you prior to the Special Shareholders' Meeting.

         If any of the items to be considered are not approved by shareholders, the Board of Directors will consider such alternatives at that juncture as it considers appropriate. It is expected, for example, that should shareholders not approve the proposed combination, the Board of Directors instead may recommend dissolution of Multi-Strategy Series M.

                             *        *       *

         This information supplements, and to the extent inconsistent therewith replaces, the information contained in the Company's Offering Memorandum dated August 1, 2005.